EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING DECEMBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of January 21, 2003, and with respect to the performance of the Trust during the period of December 1, 2002 through December 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder                  $              --
                                                                                                                  ------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder                  $              --
                                                                                                                  ------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder                  $              --
                                                                                                                  ------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder                  $              --
                                                                                                                  ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest                                 $         1.41333
                                                                                                                  ------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest                                 $         1.75111
                                                                                                                  ------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest                                 $         2.37333
                                                                                                                  ------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest                                 $         3.92889
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder                                 $         1.41333
                                                                                                                  ------------------

        2.  The total amount of distribution in respect to the Class B Noteholder                                 $         1.75111
                                                                                                                  ------------------

        3.  The total amount of distribution in respect to the Class C Noteholder                                 $         2.37333
                                                                                                                  ------------------

        4.  The total amount of distribution in respect to the Class D Noteholder                                 $         3.92889
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for
            the Monthly Period preceding such Payment Date                                                        $  446,993,688.13
                                                                                                                  ------------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date                         $   47,969,012.39
                                                                                                                  ------------------

        3.  Recoveries for the preceding Monthly Period                                                           $    2,592,938.07
                                                                                                                  ------------------

        4.  The Defaulted Amount for the preceding Monthly Period                                                 $   18,876,942.37
                                                                                                                  ------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period                                            7.99%
                                                                                                                  ------------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the
            preceding Monthly Period                                                                              $2,332,346,690.12
                                                                                                                  ------------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
            preceding Monthly Period                                                                              $2,443,480,659.25
                                                                                                                  ------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
            the beginning of the preceding Monthly Period                                                         $   56,032,850.69
                                                                                                                  ------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as
            of the last day of the preceding Monthly Period                                                       $   58,623,243.54
                                                                                                                  ------------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
            the last day of the preceding Monthly Period                                                          $2,098,793,063.00
                                                                                                                  ------------------

        11. The Transferor Interest as of the last day of the preceding Monthly Period                            $  344,687,596.25
                                                                                                                  ------------------

        12. The Transferor Percentage as of the last day of the preceding Monthly Period                                      14.11%
                                                                                                                  ------------------

        13. The Required Transferor Percentage                                                                                 7.00%
                                                                                                                  ------------------

        14. The monthly principal payment rate for the preceding Monthly Period                                              19.165%
                                                                                                                  ------------------

        15. The balance in the Excess Funding Account as of the last day of the preceding
            Monthly Period                                                                                        $              --
                                                                                                                  ------------------

        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage        Aggregate
                                                                   of Total          Account
                                                                  Receivables        Balance
            (a) Delinquent between 30 days and 59 days               1.763%     $  44,118,849.99
            (b) Delinquent between 60 days and 89 days               1.345%     $  33,643,354.21
            (c) Delinquent between 90 days and 119 days              1.193%     $  29,849,683.05
            (d) Delinquent between 120 days and 149 days             1.000%     $  25,022,766.54
            (e) Delinquent between 150 days and 179 days             1.033%     $  25,849,465.36
            (f) Delinquent 180 days or greater                       0.000%     $             --
                                                                  -----------   -----------------
            (e) Aggregate                                            6.334%     $ 158,484,119.15
                                                                  ===========   =================

V.  Information regarding Series 2000-B

        1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
            of Series 2000-B as of the last day of the related Monthly Period                                     $  600,000,000.00
                                                                                                                  ------------------

        2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2000-B on the last day of the related Monthly Period                        $  600,000,000.00
                                                                                                                  ------------------
                                                                                                  NOTE FACTORS

        3.  The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $  480,000,000.00
                                                                                                                  ------------------

        4.  The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   57,000,000.00
                                                                                                                  ------------------

        5.  The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   42,000,000.00
                                                                                                                  ------------------

        6.  The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   21,000,000.00
                                                                                                                  ------------------

        7.  The Floating Investor Percentage with respect to the period:

        December 1, 2002 through December 19, 2002                                                                       25.7251635%
                                                                                                                  ------------------
        December 20, 2002 through December 31, 2002                                                                      24.4710810%
                                                                                                                  ------------------

        8.  The Fixed Investor Percentage with respect to the period:

        December 1, 2002 through December 19, 2002                                                                       N/A
                                                                                                                  ------------------
        December 20, 2002 through December 31, 2002                                                                      N/A
                                                                                                                  ------------------

        9.  The amount of Investor Principal Collections applicable to Series 2000-B                              $  112,972,187.16
                                                                                                                  ------------------

        10a.The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date                                                                   $    9,354,628.35
                                                                                                                  ------------------

        10b.The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture                                                                                             $    2,773,766.20
                                                                                                                  ------------------

        11. The Investor Default Amount for the related Monthly Period                                            $    4,671,964.83
                                                                                                                  ------------------

        12. The Monthly Servicing Fee for the related Monthly Period                                              $    1,000,000.00
                                                                                                                  ------------------

        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period                                                               24.26%
                                                                                                                  ------------------

               b. The default rate for the related Monthly Period                                                              9.34%
                                                                                                                  ------------------

               c. The Net Portfolio Yield for the related Monthly Period                                                      14.92%
                                                                                                                  ------------------

               d. The Base Rate for the related Monthly Period                                                                 3.92%
                                                                                                                  ------------------

               e. The Excess Spread Percentage for the related Monthly Period                                                 11.00%
                                                                                                                  ------------------

               f. The Quarterly Excess Spread Percentage for the related Monthly Period                                       11.45%
                                                                                                                  ------------------

                     I)   Excess Spread Percentage related to Dec-02                                                          11.00%
                                                                                                                  ------------------

                     ii)  Excess Spread Percentage related to Nov-02                                                          10.23%
                                                                                                                  ------------------

                     iii) Excess Spread Percentage related to Oct-02                                                          13.13%
                                                                                                                  ------------------

        14. Floating Rate Determinations:

           LIBOR for the Interest Period from December 20 through and including January 20, 2003                            1.42000%
                                                                                                                  ------------------

        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws for the
                  related Payment Date)                                                                           $              --
                                                                                                                  ------------------

               b. The Accumulation Shortfall with respect to the related Monthly Period                           $              --
                                                                                                                  ------------------

               c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections                                 $              --
                                                                                                                  ------------------

        16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date)                                                                         $              --
                                                                                                                  ------------------

               b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections                                                                                    $              --
                                                                                                                  ------------------

               c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections                                  $              --
                                                                                                                  ------------------

        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related Payment Date                         $   10,500,000.00
                                                                                                                  ------------------

               b. The Available Cash Collateral Account Amount on the related Payment Date                        $   10,500,000.00
                                                                                                                  ------------------

        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related Monthly Period                     $              --
                                                                                                                  ------------------

               b. The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date                                                                             $              --
                                                                                                                  ------------------

        19. The Monthly Principal Reallocation Amount for the related Monthly Period                              $              --
                                                                                                                  ------------------


                     Advanta Bank Corp.
                     as Servicer

                     By:     /s/ MARK SHAPIRO
                     Name:   Mark Shapiro
                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING DECEMBER 31, 2002

The information which is required to be prepared with respect to the Payment Date of January 21, 2003, and with respect to the performance of the Trust during the period of December 1, 2002 through December 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder                  $              --
                                                                                                                  ------------------

        2.  The amount of distribution in respect to principal payment to the Class B Noteholder                  $              --
                                                                                                                  ------------------

        3.  The amount of distribution in respect to principal payment to the Class C Noteholder                  $              --
                                                                                                                  ------------------

        4.  The amount of distribution in respect to principal payment to the Class D Noteholder                  $              --
                                                                                                                  ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest                                 $         1.48444
                                                                                                                  ------------------

        2.  The amount of distribution in respect to the Class B Monthly Interest                                 $         1.88444
                                                                                                                  ------------------

        3.  The amount of distribution in respect to the Class C Monthly Interest                                 $         2.55111
                                                                                                                  ------------------

        4.  The amount of distribution in respect to the Class D Monthly Interest                                 $         4.81778
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder                                 $         1.48444
                                                                                                                  ------------------

        2.  The total amount of distribution in respect to the Class B Noteholder                                 $         1.88444
                                                                                                                  ------------------

        3.  The total amount of distribution in respect to the Class C Noteholder                                 $         2.55111
                                                                                                                  ------------------

        4.  The total amount of distribution in respect to the Class D Noteholder                                 $         4.81778
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for
            the Monthly Period preceding such Payment Date                                                        $  446,993,688.13
                                                                                                                  ------------------

        2.  The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date                         $   47,969,012.39
                                                                                                                  ------------------

        3.  Recoveries for the preceding Monthly Period                                                           $    2,592,938.07
                                                                                                                  ------------------

        4.  The Defaulted Amount for the preceding Monthly Period                                                 $   18,876,942.37
                                                                                                                  ------------------

        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period                                            7.99%
                                                                                                                  ------------------

        6.  The total amount of Principal Receivables in the trust at the beginning of the
            preceding Monthly Period                                                                              $2,332,346,690.12
                                                                                                                  ------------------

        7.  The total amount of Principal Receivables in the trust as of the last day of the
            preceding Monthly Period                                                                              $2,443,480,659.25
                                                                                                                  ------------------

        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
            the beginning of the preceding Monthly Period                                                         $   56,032,850.69
                                                                                                                  ------------------

        9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
            the last day of the preceding Monthly Period                                                          $   58,623,243.54
                                                                                                                  ------------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
            the last day of the preceding Monthly Period                                                          $2,098,793,063.00
                                                                                                                  ------------------

        11. The Transferor Interest as of the last day of the preceding Monthly Period                            $  344,687,596.25
                                                                                                                  ------------------

        12. The Transferor Percentage as of the last day of the preceding Monthly Period                                      14.11%
                                                                                                                  ------------------

        13. The Required Transferor Percentage                                                                                 7.00%
                                                                                                                  ------------------

        14. The monthly principal payment rate for the preceding Monthly Period                                              19.165%
                                                                                                                  ------------------

        15. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period         $              --
                                                                                                                  ------------------

        16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                         Percentage           Aggregate
                                                          of Total             Account
                                                         Receivables           Balance
        (a) Delinquent between 30 days and 59 days          1.763%        $ 44,118,849.99
        (b) Delinquent between 60 days and 89 days          1.345%        $ 33,643,354.21
        (c) Delinquent between 90 days and 119 days         1.193%        $ 29,849,683.05
        (d) Delinquent between 120 days and 149 days        1.000%        $ 25,022,766.54
        (e) Delinquent between 150 days and 179 days        1.033%        $ 25,849,465.36
        (f) Delinquent 180 days or greater                  0.000%        $            --
                                                         ----------       ---------------
        (e) Aggregate                                       6.334%        $158,484,119.15
                                                         ==========       ===============

V.   Information regarding Series 2000-C

        1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
            of Series 2000-C as of the last day of the related Monthly Period                                     $  400,000,000.00
                                                                                                                  ------------------

        2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2000-C on the last day of the related Monthly Period                        $  400,000,000.00
                                                                                                                  ------------------
                                                                                                  NOTE FACTORS

        3.  The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $  320,000,000.00
                                                                                                                  ------------------

        4.  The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   38,000,000.00
                                                                                                                  ------------------

        5.  The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   28,000,000.00
                                                                                                                  ------------------

        6.  The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period                          1.0000       $   14,000,000.00
                                                                                                                  ------------------

        7.  The Floating Investor Percentage with respect to the period:

        December 1, 2002 through December 19, 2002                                                                       17.1501090%
                                                                                                                  ------------------
        December 20, 2002 through December 31, 2002                                                                      16.3140540%
                                                                                                                  ------------------

        8.  The Fixed Investor Percentage with respect to the period:

        December 1, 2002 through December 19, 2002                                                                       N/A
                                                                                                                  ------------------
        December 20, 2002 through December 31, 2002                                                                      N/A
                                                                                                                  ------------------

        9.  The amount of Investor Principal Collections applicable to Series 2000-C                              $   75,314,791.44
                                                                                                                  ------------------

        10a.The amount of Available Finance Charge Collections on deposit in the Collection Account on
             the related Payment Date                                                                             $    6,236,418.89
                                                                                                                  ------------------

        10b.The amount of Available Finance Charge Collections not on deposit in the Collection Account on
             the related Payment Date pursuant to Section 8.04(a) of the Master Indenture                         $    1,849,177.47
                                                                                                                  ------------------

        11. The Investor Default Amount for the related Monthly Period                                            $    3,114,643.22
                                                                                                                  ------------------

        12. The Monthly Servicing Fee for the related Monthly Period                                              $      666,666.67
                                                                                                                  ------------------

        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period                                                               24.26%
                                                                                                                  ------------------

               b. The default rate for the related Monthly Period                                                              9.34%
                                                                                                                  ------------------

               c. The Net Portfolio Yield for the related Monthly Period                                                      14.92%
                                                                                                                  ------------------

               d. The Base Rate for the related Monthly Period                                                                 4.06%
                                                                                                                  ------------------

               e. The Excess Spread Percentage for the related Monthly Period                                                 10.86%
                                                                                                                  ------------------

               f. The Quarterly Excess Spread Percentage for the related Monthly Period                                       11.32%
                                                                                                                  ------------------

                     I)   Excess Spread Percentage related to Dec-02                                                          10.86%
                                                                                                                  ------------------

                     ii)  Excess Spread Percentage related to Nov-02                                                          10.10%
                                                                                                                  ------------------

                     iii) Excess Spread Percentage related to Oct-02                                                          13.00%
                                                                                                                  ------------------

        14. Floating Rate Determinations:

           LIBOR for the Interest Period from December 20 through and including January 20, 2003                            1.42000%
                                                                                                                  ------------------

        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related
                  Payment Date (after taking into consideration deposits and withdraws for
                  the related Payment Date)                                                                       $              --
                                                                                                                  ------------------

               b. The Accumulation Shortfall with respect to the related Monthly Period                           $              --
                                                                                                                  ------------------

               c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections                                 $              --
                                                                                                                  ------------------

        16.  Reserve Account

               a. The amount on deposit in the Reserve Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the
                     related Payment Date)                                                                        $              --
                                                                                                                  ------------------

               b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections                                                                                   $              --
                                                                                                                  ------------------

               c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections                                 $              --
                                                                                                                  ------------------

        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related Payment Date                         $    7,000,000.00
                                                                                                                  ------------------

               b. The Available Cash Collateral Account Amount on the related Payment Date                        $    7,000,000.00
                                                                                                                  ------------------

        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related Monthly Period                     $              --
                                                                                                                  ------------------

               b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date                                                                           $              --
                                                                                                                  ------------------

        19. The Monthly Principal Reallocation Amount for the related Monthly Period                              $              --
                                                                                                                  ------------------


                     Advanta Bank Corp.
                     as Servicer

                     By:     /s/ MARK SHAPIRO
                     Name:   Mark Shapiro
                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING DECEMBER 31, 2002


The information which is required to be prepared with respect to the Payment Date of January 21, 2003, and with respect to the performance of the Trust during the period of December 1, 2002 through December 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder                $                 --
                                                                                                            --------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder                $                 --
                                                                                                            --------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder                $                 --
                                                                                                            --------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder                $                 --

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest                              $            1.52889
                                                                                                            --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest                              $            2.01778
                                                                                                            --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest                              $            2.64000
                                                                                                            --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest                              $            5.70667
                                                                                                            --------------------

III. Information regarding the total monthly distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder                              $            1.52889
                                                                                                            --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder                              $            2.01778
                                                                                                            --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder                              $            2.64000
                                                                                                            --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder                              $            5.70667
                                                                                                            --------------------

IV. Information regarding the performance of the Advanta Business Card Master
    Trust

     1.  The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date                                    $     446,993,688.13
                                                                                                            --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge
          and Administrative Receivables for the Monthly Period preceding such Payment Date                 $      47,969,012.39
                                                                                                            --------------------

     3.  Recoveries for the preceding Monthly Period                                                        $       2,592,938.07
                                                                                                            --------------------

     4.  The Defaulted Amount for the preceding Monthly Period                                              $      18,876,942.37
                                                                                                            --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for
           the preceding Monthly Period                                                                                     7.99%
                                                                                                            --------------------

     6.  The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period                                                                  $   2,332,346,690.12
                                                                                                            --------------------

     7.  The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period                                                               $   2,443,480,659.25
                                                                                                            --------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the
           Trust at the beginning of the preceding Monthly Period                                           $      56,032,850.69
                                                                                                            --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in
          the Trust as of the last day of the preceding Monthly Period                                      $      58,623,243.54
                                                                                                            --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes
          outstanding as of the last day of the preceding Monthly Period                                    $   2,098,793,063.00
                                                                                                            --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period                        $     344,687,596.25
                                                                                                            --------------------

     12.  The Transferor Percentage as of the last day of the preceding Monthly Period                                     14.11%
                                                                                                            --------------------

     13.  The Required Transferor Percentage                                                                                7.00%
                                                                                                            --------------------

     14.  The monthly principal payment rate for the preceding Monthly Period                                             19.165%
                                                                                                            --------------------

     15.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period      $                 --
                                                                                                            --------------------

     16   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
           the Monthly Period preceding such Payment Date:

                                                                                    Percentage                      Aggregate
                                                                                     of Total                        Account
                                                                                   Receivables                       Balance

                  (a) Delinquent between 30 days and 59 days                                1.763%                  $ 44,118,849.99
                  (b) Delinquent between 60 days and 89 days                                1.345%                  $ 33,643,354.21
                  (c) Delinquent between 90 days and 119 days                               1.193%                  $ 29,849,683.05
                  (d) Delinquent between 120 days and 149 days                              1.000%                  $ 25,022,766.54
                  (e) Delinquent between 150 days and 179 days                              1.033%                  $ 25,849,465.36
                  (f) Delinquent 180 days or greater                                        0.000%                              $ -
                                                                                -------------------            ---------------------
                  (e) Aggregate                                                             6.334%                 $ 158,484,119.15
                                                                                ===================            =====================


V.  Information regarding Series 2001-A

    1.  The amount of Principal Receivables in the Trust  represented by the
         Invested Amount of Series 2001-A as of the last day of the related Monthly Period                         $ 300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2001-A on the last day of the related Monthly Period                   $ 300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly Period                  1.0000      $ 240,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly Period                  1.0000      $  28,500,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly Period                  1.0000      $  21,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly Period                  1.0000      $  10,500,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    December 1, 2002 through December 19, 2002                                                                           12.8625818%
                                                                                                                  -----------------
    December 20, 2002 through December 31, 2002                                                                          12.2355405%
                                                                                                                  -----------------
    8.  The Fixed Investor Percentage with respect to the period:

    December 1, 2002 through December 19, 2002                                                                                  N/A
                                                                                                                  -----------------
    December 20, 2002 through December 31, 2002                                                                                 N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2001-A                                      $56,486,093.72
                                                                                                                  -----------------

    10a.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date                                                             $ 4,677,314.18
                                                                                                                  -----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture                                                                    $ 1,386,883.10
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period                                                  $ 2,335,982.42
                                                                                                                  -----------------

12.  The Monthly Servicing Fee for the related Monthly Period                                                        $   500,000.00
                                                                                                                     --------------

13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period                                                                     24.26%
                                                                                                                     --------------

         b. The default rate for the related Monthly Period                                                                    9.34%
                                                                                                                     --------------

         c. The Net Portfolio Yield for the related Monthly Period                                                            14.92%
                                                                                                                     --------------

         d.  The Base Rate for the related Monthly Period                                                                      4.16%
                                                                                                                     --------------

         e.  The Excess Spread Percentage for the related Monthly Period                                                      10.76%
                                                                                                                     --------------

         f.  The Quarterly Excess Spread Percentage for the related Monthly Period                                            11.23%
                                                                                                                     --------------

             I) Excess Spread Percentage related to Dec-02                                                                    10.76%
                                                                                                                     --------------

             ii) Excess Spread Percentage related to Nov-02                                                                   10.01%
                                                                                                                     --------------

             iii) Excess Spread Percentage related to Oct-02                                                                  12.91%
                                                                                                                     --------------

14.  Floating Rate Determinations:

       LIBOR for the Interest Period from December 20 through and including January 20, 2003.                               1.42000%
                                                                                                                     --------------

15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and
               withdraws for the related Payment Date)                                                              $           --
                                                                                                                    ---------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period                                  $           --
                                                                                                                    ---------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections                                         $           --
                                                                                                                    ---------------

16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the
               related Payment Date)                                                                                $           --
                                                                                                                    ---------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections                                                                                           $           --
                                                                                                                    ---------------

         c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections                                         $           --
                                                                                                                    ---------------

17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date                                $ 5,250,000.00
                                                                                                                    ---------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date                               $ 5,250,000.00
                                                                                                                    ---------------

18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                            $           --
                                                                                                                    ---------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed
               on the Payment Date                                                                                  $           --
                                                                                                                    ---------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period                                       $           --
                                                                                                                    ---------------


             Advanta Bank Corp.
             as Servicer

             By:     /s/ MARK SHAPIRO
             Name:   Mark Shapiro
             Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING DECEMBER 31, 2002


The information which is required to be prepared with respect to the Payment Date of January 21, 2003, and with respect to the performance of the Trust during the period of December 1, 2002 through December 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.


I Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder                  $                 --
                                                                                                               --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder                  $                 --
                                                                                                               --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder                  $                 --
                                                                                                               --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder                  $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest                                 $            1.44000
                                                                                                               --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest                                 $            1.88444
                                                                                                               --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest                                 $            2.81778
                                                                                                               --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest                                 $            7.04000
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder                                 $            1.44000
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder                                 $            1.88444
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder                                 $            2.81778
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder                                 $            7.04000
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

     1.  The aggregate amount of such Collections with respect to Principal
          Receivables for the Monthly Period preceding such Payment Date                                       $     446,993,688.13
                                                                                                               --------------------

     2.  The aggregate amount of such Collections with respect to Finance
          Charge and Administrative Receivables for the Monthly Period preceding such Payment Date             $      47,969,012.39
                                                                                                               --------------------

     3.  Recoveries for the preceding Monthly Period                                                           $       2,592,938.07
                                                                                                               --------------------

     4.  The Defaulted Amount for the preceding Monthly Period                                                 $      18,876,942.37
                                                                                                               --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for
           the preceding Monthly Period                                                                                        7.99%
                                                                                                               --------------------

     6.  The total amount of Principal Receivables in the trust at the
           beginning of the preceding Monthly Period                                                           $   2,332,346,690.12
                                                                                                               --------------------

     7.  The total amount of Principal Receivables in the trust as of the last
          day of the preceding Monthly Period                                                                  $   2,443,480,659.25
                                                                                                               --------------------

     8.  The total amount of Finance Charge and Administrative Receivables
          in the Trust at the beginning of the preceding Monthly Period                                        $      56,032,850.69
                                                                                                               --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in
          the Trust as of the last day of the preceding Monthly Period                                         $      58,623,243.54
                                                                                                               --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes
          outstanding as of the last day of the preceding Monthly Period                                       $   2,098,793,063.00
                                                                                                               --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period                           $     344,687,596.25
                                                                                                               --------------------

     12.  The Transferor Percentage as of the last day of the preceding Monthly Period                                        14.11%
                                                                                                               --------------------

     13.  The Required Transferor Percentage                                                                                   7.00%
                                                                                                               --------------------

     14.  The monthly principal payment rate for the preceding Monthly Period                                                19.165%
                                                                                                               --------------------

     15.  The balance in the Excess Funding Account as of the last day of the
            preceding  Monthly Period                                                                          $                 --
                                                                                                               --------------------

     16 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
           Period preceding such Payment Date:

                                                                    Percentage               Aggregate
                                                                     of Total                 Account
                                                                    Receivables               Balance

           (a) Delinquent between 30 days and 59 days                  1.763%             $ 44,118,849.99
           (b) Delinquent between 60 days and 89 days                  1.345%             $ 33,643,354.21
           (c) Delinquent between 90 days and 119 days                 1.193%             $ 29,849,683.05
           (d) Delinquent between 120 days and 149 days                1.000%             $ 25,022,766.54
           (e) Delinquent between 150 days and 179 days                1.033%             $ 25,849,465.36
           (f) Delinquent 180 days or greater                          0.000%                         $ -
                                                                   -----------           -----------------
           (e) Aggregate                                               6.334%            $ 158,484,119.15
                                                                   ===========           =================

V.  Information regarding Series 2002-A

     1.  The amount of Principal Receivables in the Trust  represented by the
          Invested Amount of Series 2002-A as of the last day of the related
          Monthly Period                                                                                           $ 300,000,000.00
                                                                                                                  -----------------

     2.  The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2002-A on the last day of the
          related Monthly Period                                                                                   $ 300,000,000.00
                                                                                                                  -----------------
                                                                                             NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the
          Class A Note Principal Balance on the last day of the related Monthly
          Period                                                                                 1.0000            $ 240,000,000.00
                                                                                                                  -----------------

     4.  The amount of Principal Receivables in the Trust represented by the
          Class B Note Principal Balance on the last day of the related Monthly
          Period                                                                                 1.0000             $ 27,750,000.00
                                                                                                                  -----------------

     5.  The amount of Principal Receivables in the Trust represented by the
          Class C Note Principal Balance on the last day of the related Monthly
          Period                                                                                 1.0000             $ 21,750,000.00
                                                                                                                  -----------------

     6.  The amount of Principal Receivables in the trust represented by the
          Class D Note Principal Balance on the last day of the related Monthly
          Period                                                                                 1.0000             $ 10,500,000.00
                                                                                                                  -----------------

     7.  The Floating Investor Percentage with respect to the period:

     December 1, 2002 through December 19, 2002                                                                        12.8625818%
                                                                                                                  -----------------
     December 20, 2002 through December 31, 2002                                                                       12.2355405%
                                                                                                                  -----------------

     8.  The Fixed Investor Percentage with respect to the period:

     December 1, 2002 through December 19, 2002                                                                           N/A
                                                                                                                  -----------------
     December 20, 2002 through December 31, 2002                                                                          N/A
                                                                                                                  -----------------

     9. The amount of Investor Principal Collections applicable to Series 2002-A                                   $ 56,486,093.72
                                                                                                                  -----------------

     10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be treated
              as Servicer Interchange.                                                                                  $ 62,500.00
                                                                                                                  -----------------

     10b.  The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date                                                       $ 4,677,314.18
                                                                                                                  -----------------

     10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture                                                               $   1,324,383.10
                                                                                                                   ----------------

     11.   The Investor Default Amount for the related Monthly Period                                              $   2,335,982.42
                                                                                                                   ----------------

     12.   The Monthly Servicing Fee for the related Monthly Period                                                 $     500,000.00
                                                                                                                   ----------------

13.  Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period                                                                        24.26%
                                                                                                                   ----------------

      b. The default rate for the related Monthly Period                                                                       9.34%
                                                                                                                   ----------------

      c. The Net Portfolio Yield for the related Monthly Period                                                               14.92%
                                                                                                                   ----------------

      d.  The Base Rate for the related Monthly Period                                                                         4.13%
                                                                                                                   ----------------

      e.  The Excess Spread Percentage for the related Monthly Period                                                         10.79%
                                                                                                                   ----------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period                                               11.25%
                                                                                                                   ----------------

          i) Excess Spread Percentage related to Dec-02                                                                       10.79%
                                                                                                                   ----------------

          ii) Excess Spread Percentage related to Nov-02                                                                      10.03%
                                                                                                                   ----------------

          iii) Excess Spread Percentage related to Oct-02                                                                     12.93%
                                                                                                                   ----------------

14.  Floating Rate Determinations:

   LIBOR for the Interest Period from December 20 through and including January 20, 2003                                    1.42000%
                                                                                                                   ----------------

15.  Principal Funding Account

      a.  The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws
           for the related Payment Date)                                                                           $             --
                                                                                                                   ----------------

      b.  The Accumulation Shortfall with respect to the related Monthly Period                                    $             --
                                                                                                                   ----------------

      c.  The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections                                           $             --
                                                                                                                   ----------------

16.  Reserve Account

      a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date)                                                                                  $             --
                                                                                                                   ----------------

      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections                                                                                             $             --
                                                                                                                   ----------------

      c.  Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections                                           $             --
                                                                                                                   ----------------

17.  Cash Collateral Account

      a.  The Required Cash Collateral Account Amount on the related Payment Date                                  $   6,000,000.00
                                                                                                                   ----------------

      b.  The Available Cash Collateral Account Amount on the related Payment Date                                 $   6,000,000.00
                                                                                                                   ----------------

18.  Investor Charge-Offs

      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period                              $             --
                                                                                                                   ----------------

      b.  The aggregate amount of Investor Charge-Offs reimbursed
           on the Payment Date                                                                                     $             --
                                                                                                                   ----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period                                      $             --
                                                                                                                   ----------------


     Advanta Bank Corp.
     as Servicer

     By:    /s/ MARK SHAPIRO
     Name:  Mark Shapiro
     Title: Assistant Vice President - Structured Finance